                                                                    Exhibit 99.1

                       $539,000,000 Offered (approximate)


                               [LOGO OF CONSECO]




                      Conseco Finance Securitizations Corp.

                                     Seller



                              Conseco Finance Corp.

                                    Servicer

                Certificates for Home Equity Loans Series 2001-D


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurance, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Neither Lehman Brothers Inc., nor any of its affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                               COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LEHMAN BROTHERS LOGO]         CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-D
--------------------------------------------------------------------------------

                        TERM SHEET DATED October 10, 2001
                      Conseco Finance Securitizations Corp.
                Certificates for Home Equity Loans, Series 2001-D
                           $539,000,000 (Approximate)
                               Subject to Revision

Seller                   Conseco Finance Securitizations Corp.

Servicer                 Conseco Finance Corp.

Trustee                  U.S. Bank Trust National Association, St. Paul, MN

Underwriters             Lehman Brothers (lead),
                         Banc One Capital Markets (co-manager),
                         Bear, Stearns (co-manager),
                         Deutsche Banc Alex. Brown (co-manager),
                         Merrill Lynch (co-manager).

   OFFERED CERTIFICATES(1):
===========================================================================================================
                                                              WAL to    Final Maturity     Expected
                    Approx.                        Rate       Call at   to Call at 125%     Ratings
    Class            Size              Type        Type       125% PPC        PPC      (S&P/Moody's/Fitch)
-----------------------------------------------------------------------------------------------------------
A-1a             $93,500,000.00      SEN/SEQ    Floating(6)    0.95         07/2003        AAA/Aaa/AAA
A-1b             $93,500,000.00      SEN/SEQ     Fixed(7)      0.95         07/2003        AAA/Aaa/AAA
A-2               57,000,000.00      SEN/SEQ     Fixed(7)      2.00         02/2004        AAA/Aaa/AAA
A-3               96,000,000.00      SEN/SEQ     Fixed(7)      3.00         12/2005        AAA/Aaa/AAA
A-4               49,500,000.00      SEN/SEQ     Fixed(7)      5.00         11/2007        AAA/Aaa/AAA
A-5(2)            61,500,000.00      SEN/SEQ     Fixed(7)      7.51         10/2009        AAA/Aaa/AAA
A-IO(3)(4)       162,500,000.00(5)    SEN/IO       Fixed       1.66         03/2004        AAA/Aaa/AAA
M-1               38,500,000.00        MEZ      Floating(6)    5.38         10/2009         AA/Aa3/AA
M-2               27,500,000.00        MEZ      Floating(6)    5.37         10/2009          A/A2/A
B-1               22,000,000.00        SUB      Floating(6)    5.37         10/2009       BBB/Baa2/BBB

-----------------------------------------------------------------------------------------------------------
Total Balance   $539,000,000.00
===========================================================================================================

(1) All Offered Certificates are priced to a 10% Optional Purchase at 125% PPC (assumes a constant prepayment of 5% CPR in month one increasing by approximately an additional 1.82% each month to 25% CPR in month twelve, and remaining at 25% CPR thereafter).

(2) In the event that the Purchase Option is not exercised, the Class A-5 pass-through rate will increase by 0.50%.

(3) The Class A-IO Certificate is an interest only certificate and is not entitled to receive principal payments.

(4) Class A-IO accrues interest at 8.80% per annum on its scheduled notional balance, as described herein.

(5)  Initial notional balance.

(6) The lesser of (a) one-month LIBOR plus the related margin per annum and (b) 15.00% per annum, subject to the Net WAC Cap Rate.

(7)  Subject to the Net WAC Cap Rate (as defined herein).

FOR INFORMATION CONCERNING CERTAIN RISK FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS, SEE "RISK FACTORS" IN THE PROSPECTUS SUPPLEMENT. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HAVE THE MEANINGS SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                               COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LEHMAN BROTHERS LOGO]         CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-D
--------------------------------------------------------------------------------


CUT-OFF DATE:             September 30, 2001 for the Initial Loans and October
                          31, 2001 for the Additional Loans. For each Subsequent
                          Loan, the last day of either the calendar month in which the subsequent closing occurs or the last day of the preceding month, as specified by the Seller.

EXP. PRICING:             Week of October 8, 2001

EXP. SETTLEMENT/
CLOSING DATE:             October 25, 2001

LEGAL FINAL:              November 15, 2032

PAYMENT DATE:             The 15th day of each month (or if such 15th day is not
                          a business day, the next succeeding business day) commencing in November 2001.

RECORD DATE:              The business day just before the Payment Date.

DELAY DAYS:               The Certificates will have no payment delay.

OTHER CERTIFICATES:       In addition to the Offered Certificates, the Class
                          B-2, Class B-3I, Class P, and Class R Certificates will also be issued. The Class B-2 Certificates which have an initial balance of $11,000,000 are not being publicly offered under the Prospectus Supplement. The
                          Class B-3I, Class P and Class R Certificates will be retained by an affiliate of Conseco Finance Corp. The
                          Class B-2, Class B-3I, Class P, and Class R
                          Certificates will be fully subordinated to the Offered
                          Certificates.

ERISA: Subject to the conditions set forth in the Prospectus Supplement, the Class A, M-1, M-2, and B-1 Certificates are ERISA eligible.

SMMEA: The Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

TAX STATUS:               Multiple REMIC elections will be made with respect to
                          the Trust for federal income tax purposes.

OPTIONAL PURCHASE:        10% cleanup call subject to certain requirements if
                          call is not exercised.

STEP-UP COUPON:           In the event that the Optional Purchase is not
                          exercised, the pass-through rate on Class A-5 will increase by 0.50%.

THE LOAN POOL:            On the Closing Date, the Trust expects to purchase (i)
                          home equity loans having an aggregate principal balance of approximately $360,891,832 as of the Cut-off Date, (ii) home improvement loans having an aggregate principal balance of approximately
                          $30,021,157 as of the Cut-off Date (together with the home equity loans the "Initial Loans") and (iii) additional home equity loans (the "Additional Loans").

                                                  Initial Loans (as of the    Expected Final Loans (as of the
                                                  -------------------------   --------------------------------
                                                        Cut-off Date)                 Cut-off Date)(1)
                                                        -------------                 ----------------
                          Home Equity                    360,891,832                      519,978,843
                          Home Improvement                30,021,157                       30,021,157
                                                          ----------                       ----------
                          Total                          390,912,989                      550,000,000

                          (1) Includes an estimation of the principal balances
                              of the Additional Loans and the Subsequent Loans.


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                               COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LEHMAN BROTHERS LOGO]         CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-D
--------------------------------------------------------------------------------


PRE-FUNDING ACCOUNT:      On the Closing Date, a portion of the proceeds from
                          the sale of the Certificates (the "Pre-Funded Amount") will be deposited with the Trustee in a segregated account (the "Pre-Funding Account") and used by the Trust to purchase additional home equity loans (the
                          "Subsequent Loans") during a period (not longer than 90 days) following the Closing Date (the "Pre-Funding
                          Period") for inclusion in the loan pool. The
                          Subsequent Loans will not exceed 25% of the total loan pool. The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account following the Pre-Funding Period will be paid to the Class A Certificateholders, as further specified in the Prospectus Supplement, on the next Payment Date.

NET WAC CAP RATE:         The weighted average of the Net Loan Rates, adjusted
                          for the payment under the Class A-IO.

NET LOAN RATE:            With respect to any Loan, the Loan rate thereon minus
                          the rates at which (a) the servicing fee and (b) the cap provider fee are paid.

DENOMINATIONS:            $1,000 minimum and integral multiples of $1,000 in
                          excess thereof.

SERVICING FEE:            50 basis points

REGISTRATION:             The Offered Certificates will be available in
                          book-entry form through DTC, Euroclear or Clearstream.


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                               COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LEHMAN BROTHERS LOGO]         CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-D
--------------------------------------------------------------------------------


YIELD MAINTENANCE
AGREEMENTS:               The Trust will benefit from a series of interest rate
                          cap payments from a AAA/Aaa/AAA (S&P/Moody's/Fitch) rated interest rate cap provider pursuant to four yield maintenance agreements, which are intended to partially mitigate the interest rate risk that could result from the difference between the formula rates on the Class A-1a, Class M-1, Class M-2, and Class B-1
                          Certificates and the Net WAC Cap Rate (the "Yield
                          Maintenance Agreements").

                          On each Payment Date, payments under the Yield Maintenance Agreements will be made based on a notional balance of (a) for the Class A-1a Certificates, the lesser of the Class A-1a certificate principal balance as of the immediately preceding Payment Date or a balance based on 75% of the pricing speed assumption (assuming no losses or delinquencies) through March 2004 and zero thereafter, and (b) for each of the Class M-1, Class M-2, and Class B-1 Certificates, the lesser of the certificate principal balance for such class as of the immediately preceding Payment Date or a balance based on an amortization schedule applying a constant 18% CPR (assuming no losses or delinquencies) through October 2009, and zero thereafter (each, a "Yield Maintenance Agreement Notional Balance"). It is anticipated that the Yield Maintenance Agreements will include the following terms:

                              Notional Balance       Strike Rate       Months
                              ----------------       -----------       ------
                            Class A-1a @ 75% PPC       [9.00%]          1-29
                            Class M-1 @ 18% CPR        [5.00%]          1-96
                            Class M-2 @ 18% CPR        [5.00%]          1-96
                            Class B-1 @ 18% CPR        [5.50%]          1-96

RESERVE FUND:             Immediately prior to each Payment Date, the Trustee
                          shall deposit into the Reserve Fund an amount equal to the Reserve Fund Addition.

                          The "Reserve Fund Addition" means, with respect to each Yield Maintenance Agreement and each Payment Date, the amount equal to the interest accrued during the related interest accrual period at a rate equal to the excess of (x) 1-month LIBOR over (y) the related strike rate, on an amount equal to the related Yield Maintenance Agreement Notional Balance.

                          On each Payment Date, the Trustee shall withdraw from the Reserve Fund (to the extent of funds available on deposit therein) amounts to cover the following items in the following order of priority:

                          (1) to the holders of the Class A-1a Certificates, any
                              Interest Carry-Forward Amount;
                          (2) to the holders of the Class M-1 Certificates, any
                              Interest Carry-Forward Amount;
                          (3) to the holders of the Class M-2 Certificates, any
                              Interest Carry-Forward Amount;
                          (4) to the holders of the Class B-1 Certificates, any
                              Interest Carry-Forward Amount.

CLASS A-IO:               The Class A-IO Certificates will be interest-only
                          certificates, and will accrue interest at a coupon of 8.80% per annum on a notional balance of $162,500,000 initially. Thereafter, for each Payment Date the Class
                          A-IO Certificates will accrue interest based on a notional balance equal to the lesser of (i) the notional balance for that Payment Date set forth below in the Class A-IO Notional Balance Schedule and (ii) the Pool Scheduled Principal Balance.

                                   CLASS A-IO NOTIONAL BALANCE SCHEDULE
                                Payment Date        Scheduled Notional Balance
                                ------------        --------------------------
                               11/01 -  9/02               $162,500,000
                               10/02 - 03/03               $112,500,000
                               04/03 - 09/03                $75,000,000
                               10/03 - 03/04                $62,500,000
                                   >03/04                            $0


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                               COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LEHMAN BROTHERS LOGO]         CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-D
--------------------------------------------------------------------------------


DISTRIBUTIONS:            On each Payment Date distributions on the certificates
                          will be made to the extent of the Amount Available.
                          The "Amount Available" will generally consist of payments made on or in respect of the Loans, less amounts otherwise payable to the Servicer as the monthly Servicing Fee, to the Trustee as the monthly
                          Trustee Fee, and to the Cap Provider as the Cap
                          Provider Fee.

INTEREST ON THE
CERTIFICATES:             On each Payment Date the Amount Available will be
                          distributed to pay interest as follows:

                          o First to each class of the Class A Certificates (A-1a, A-1b, A-2, A-3, A-4, A-5, A-IO)
                             concurrently,
                          o  then to the Class M-1 Certificates,
                          o  then to the Class M-2 Certificates,
                          o  then to the Class B-1 Certificates, and
                          o  then to the Class B-2 Certificates.

                          Interest will accrue on the outstanding Class A Certificate principal balance (or in the case of the Class A-IO Certificate, the notional balance), Class M-1 adjusted principal balance, Class M-2 adjusted principal balance, the Class B-1 adjusted principal balance, and the Class B-2 adjusted principal balance at the related pass-through rate calculated as follows: (1) interest will accrue on the Class A-1b, Class A-2, Class A-3, Class A-4, Class A-5, Class A-IO, and Class B-2 Certificates from the Closing Date or from the most recent Payment Date on which interest has been paid to, but excluding, the following Payment Date, on a 30/360-day basis (2) interest will accrue on the Class A-1a, Class M-1, Class M-2, and Class B-1 Certificates at the related pass-through rate from the Closing Date or from the most recent Payment Date on which interest has been paid to, but excluding, the following Payment Date, computed on an actual/360-day basis. Interest on the Class A-1a, Class M-1, Class M-2, and Class B-1 Certificates will be calculated at a per annum rate equal to the lesser of (x) One-Month LIBOR plus the related margin (the "Formula Rate") and
                          (y) 15.00% per annum, subject to the Net WAC Cap Rate.

                          The adjusted principal balance of any of the Class M-1, M-2, B-1, or B-2 Certificates is the principal balance less any liquidation loss principal amounts allocated to that Class.

INTEREST SHORTFALLS
AND CARRYOVERS:           If the Amount Available on any Payment Date is
                          insufficient to make the full distributions of interest to a class of certificates (the Class A
                          Certificates being treated as a single class for this purpose), the Amount Available remaining after payments with a higher payment priority are made will be distributed pro rata among such class. Any interest due but unpaid from a prior Payment Date will also be due on the next Payment Date, together with accrued interest thereon at the applicable pass-through rate to the extent legally permissible.


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                               COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LEHMAN BROTHERS LOGO]         CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-D
--------------------------------------------------------------------------------


PRINCIPAL
DISTRIBUTIONS:            On each Payment Date after all interest is paid to the
                          Class A, Class M-1, Class M-2, Class B-1, and Class
                          B-2 Certificateholders, the remaining Amount Available will be distributed to make principal distributions as follows and in the following order of priority:

                          i) first, to the Class A Certificates (other than the Class A-IO Certificates), the Class A Formula Principal Distribution Amount;
                          ii)  then, to the Class M-1 Certificates, the Class
                               M-1 Formula Principal Distribution Amount;
                          iii) then, to the Class M-2 Certificates, the Class
                               M-2 Formula Principal Distribution Amount;
                          iv)  then, to the Class B-1 Certificates, the Class
                               B-1 Formula Principal Distribution Amount; and
                          v) then, to the Class B-2 Certificates, the Class B-2 Formula Principal Distribution Amount.

                          On each Payment Date, the Class A Formula Principal Distribution Amount will be distributed pro-rata to the Class A-1a and Class A-1b Certificates and then sequentially to the Class A-2 through Class A-5 Certificates (other than the Class A-IO Certificates).

                          If the Amount Available on any Payment Date is insufficient to make full distributions of principal to a class of certificates, the Amount Available remaining after payments with a higher payment priority are made will be distributed pro-rata among such class.

FORMULA PRINCIPAL
DISTRIBUTION
AMOUNT: On each Payment Date will be equal to the sum of (i) all scheduled payments of principal due on each outstanding loan during the related Due Period, (ii) the scheduled principal balance of each loan which, during the related Due Period, was repurchased by the Seller, (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of each loan, (iv) the scheduled principal balance of each loan that became a liquidated loan during the related Due Period, (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available.

CLASS A FORMULA
PRINCIPAL
DISTRIBUTION
AMOUNT: The Class A Formula Principal Distribution Amount will generally be equal to (i) if the Payment Date is prior to the Stepdown Date or a Trigger Event exists, the Formula Principal Distribution Amount, or (ii) with respect to any Payment Date on or after the Stepdown Date and as to which a Trigger Event is not in effect, the excess of (i) the Class A Certificate Principal Balance immediately prior to such Payment Date over
                          (ii) the lesser of (a) 61.50% (or 60.50% if the OC Step-up Trigger is in effect) of the Pool Scheduled Principal Balance as of the last day of the related Due Period and (b) the Pool Scheduled Principal Balance as of the last day of the related Due Period less the OC Floor.


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                               COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LEHMAN BROTHERS LOGO]         CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-D
--------------------------------------------------------------------------------


CLASS M-1 FORMULA
PRINCIPAL
DISTRIBUTION
AMOUNT: With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (i) the sum of (A) the Class A Certificate Principal Balance and (B) the Class M-1 Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of (a) 75.50% (or 74.50% if the OC Step-up Trigger is in effect) of the Pool Scheduled Principal Balance as of the last day of the related Due Period and (b) the Pool Scheduled Principal Balance as of the last day of the related Due Period less the OC Floor.

CLASS M-2 FORMULA
PRINCIPAL
DISTRIBUTION
AMOUNT: With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (i) the sum of (A) the Class A Certificate Principal Balance and (B) the Class M-1 Certificate Principal Balance and (C) the Class M-2 Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of (a) 85.50% (or 84.50% if the OC Step-up Trigger is in effect) of the Pool Scheduled Principal Balance as of the last day of the related Due Period and (b) the Pool Scheduled Principal Balance as of the last day of the related Due Period less the OC Floor.

CLASS B-1 FORMULA
PRINCIPAL
DISTRIBUTION
AMOUNT: With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (i) the sum of (A) the Class A Certificate Principal Balance and (B) the Class M-1 Certificate Principal Balance and (C) the Class M-2 Certificate Principal Balance and (D) the Class B-1 Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of (a) 93.50% (or 92.50% if the OC Step-up Trigger is in effect) of the Pool Scheduled Principal Balance as of the last day of the related Due Period and (b) the Pool Scheduled Principal Balance as of the last day of the related Due Period less the OC Floor.

CLASS B-2 FORMULA
PRINCIPAL
DISTRIBUTION
AMOUNT: With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (i) the sum of (A) the Class A Certificate Principal Balance and (B) the Class M-1 Certificate Principal Balance and (C) the Class M-2 Certificate Principal Balance and (D) the Class B-1 Certificate Principal Balance and (E) the Class B-2 Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of (a) 97.50% (or 96.50% if the OC Step-up Trigger is in effect) of the Pool Scheduled Principal Balance as of the last day of the related Due Period and (b) the Pool Scheduled Principal Balance as of the last day of the related Due Period less the OC Floor.


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                               COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LEHMAN BROTHERS LOGO]         CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-D
--------------------------------------------------------------------------------


EXCESS CASHFLOW:          On each Payment Date, the Excess Cashflow is the
                          excess of (i) the Amount Available for such Payment
                          Date (after the payment of the fees due the interest rate cap provider and the Servicer (including reimbursement of advances previously made by the Servicer)) over (ii) the amount of interest and principal required to be paid to the Certificates on such Payment Date. Excess Cashflow will be applied as follows:

                          (1) The Extra Principal Distribution Amount to the
                              Certificates in the priority described under "Principal Distributions";
                          (2) To the Class A Certificates, any Interest Carry
                              Forward Amount for such Class;
                          (3) To the Class M-1 Certificates, any Interest Carry
                              Forward Amount for such Class;
                          (4) To the Class M-1 Certificates, any Unpaid Realized
                              Loss Amount for such Class;
                          (5) To the Class M-2 Certificates, any Interest Carry
                              Forward Amount for such Class;
                          (6) To the Class M-2 Certificates, any Unpaid Realized
                              Loss Amount for such Class;
                          (7) To the Class B-1 Certificates, any Interest Carry
                              Forward Amount for such Class;
                          (8) To the Class B-1 Certificates, any Unpaid Realized
                              Loss Amount for such Class;
                          (9) To the Class B-2 Certificates, any Unpaid Realized
                              Loss Amount for such Class;
                         (10) Any remaining amounts, to the holder of the Class
                              R Certificates.

EXTRA PRINCIPAL
DISTRIBUTION AMOUNT:      The "Extra Principal Distribution Amount," with
                          respect to each Payment Date, is the lesser of:

                          (1)  The excess, if any, of:
                               (a) The Required Overcollateralization Amount for such Payment Date over
                               (b)  The Overcollateralization Amount (after
                                    giving effect to distributions of principal other than any Extra Principal Distribution Amount) for such Payment Date and
                          (2) The Excess Cashflow for such Payment Date available therefor in the priority set forth herein.


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                               COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LEHMAN BROTHERS LOGO]         CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-D
--------------------------------------------------------------------------------


OC FLOOR:                 "OC Floor" equals 0.50% of the Cut-off Date Principal
                          Balance of the Mortgage Loans.

REQUIRED
OVERCOLLATERALIZATION
AMOUNT: "Required Overcollateralization Amount" means prior to the Stepdown Date, (x) an amount equal to 1.25% of the Cut-off Date Principal Balance of the Loans, and (y) on and after the Stepdown Date, so long as an OC Step-up Trigger is not in effect, an amount equal to 2.50% of the Principal Balance of the Loans as of the last day of the related due period, subject to a minimum amount equal to the OC Floor.

                          If an OC Step-up Trigger is in effect, then the "Required Overcollateralization Amount" means prior to the Stepdown Date, (x) an amount equal to 1.75% of the Cut-off Date Principal Balance of the Loans, and (y) on and after the Stepdown Date, an amount equal to 3.50% of the Principal Balance of the Loans as of the last day of the related due period, subject to a minimum amount equal to the OC Floor.

OVERCOLLATERALIZATION
AMOUNT: "Overcollateralization Amount," with respect to any Payment Date, is the excess, if any, of: (a) the aggregate Pool Scheduled Principal Balance as of the last day of the related Due Period over (b) the aggregate Class Principal Balance of the Certificates as of such date (after taking into account the payment of principal on such Certificates on such Payment
                          Date).

STEPDOWN DATE:            The earlier to occur of (i) the later to occur of (A)
                          the Payment Date in November 2004 and (B) the first
                          Payment Date on which the Class A Certificate
                          Principal Balance immediately prior to such Payment
                          Date is less than or equal to 61.50% of the Pool
                          Scheduled Principal Balances and (ii) the Payment Date on which the Certificate Principal Balance of the Class A Certificates has been reduced to zero.

TRIGGER EVENT:            A Trigger Event is in effect for the Certificates if
                          on that Payment Date:

                          (1) The three-month rolling average percentage of the
                              Loans that are 60 days or more delinquent in payment of principal and interest exceeds the product of (a) the Senior Enhancement Percentage for the Certificates and (b) 38.00%; or

                          (2) The cumulative realized losses test is not
                              satisfied.

CUMULATIVE REALIZED
LOSSES TEST:              The Cumulative Realized Losses Test is satisfied for
                          any Payment Date if the cumulative realized loss ratio for the Loans for such Payment Date is less than or equal to the percentage set forth below for the specified period:

                          Month                    Percentage
                          -----                    ----------
                          37-48                      4.75%
                          49-60                      5.75%
                          61-72                      6.25%
                          73 and thereafter          6.50%

SENIOR ENHANCEMENT
PERCENTAGE:               The Senior Enhancement Percentage for any Payment Date
                          will equal the percentage obtained by dividing (i) the excess of (A) the Pool Scheduled Principal Balance over (B) the Class A Certificate Principal Balance, by
                          (ii) the Pool Scheduled Principal Balance.


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                               COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LEHMAN BROTHERS LOGO]         CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-D
--------------------------------------------------------------------------------


OC STEP-UP TRIGGER:       An "OC Step-up Trigger," with respect to each Payment
                          Date after the Stepdown Date, exists if cumulative
                          Realized Losses exceed the corresponding percentage of the Cut-off Date Principal Balance of the Loans set forth below for such Payment Date:

                                   Month                   Percentage
                                   -----                   ----------
                                   37-48                     5.50%
                                   49-60                     6.50%
                                   61-72                     7.00%
                             73 and thereafter               7.25%

CREDIT SUPPORT
PERCENTAGE:

                           Initial Credit Support       After Stepdown Date
                             Rating      Percent       Rating        Percent
                             ------      -------       ------        -------
                          AAA/Aaa/AAA     18.00%     AAA/Aaa/AAA     38.50%
                           AA/Aa3/AA      11.00%      AA/Aa2/AA      24.50%
                             A/A2/A        6.00%       A/A2/A        14.50%
                          BBB/Baa2/BBB     2.00%    BBB/Baa2/BBB      6.50%


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                               COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LEHMAN BROTHERS LOGO]         CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-D
--------------------------------------------------------------------------------


ALLOCATED REALIZED LOSS
AMOUNT: The "Allocated Realized Loss Amount," with respect to the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates (together, the "Subordinated Certificates") and as to any Payment Date, means the Realized Loss Amount which has been applied in reduction of the Class Principal Balances of such Class. (The Class A Certificates will not be subject to any writedown.)

REALIZED LOSS AMOUNT:     "Realized Loss Amount" as to any Payment Date is the
                          excess of the Aggregate Certificate Principal Balance, after giving effect to distributions of principal on such Payment Date, but prior to any reduction in Class
                          Principal Balances as a result of any Realized Loss
                          Amount for such Payment Date, over the Pool Scheduled
                          Principal Balance as of the last day in the preceding
                          Due Period.

UNPAID REALIZED
LOSS AMOUNT:              "Unpaid Realized Loss Amount," with respect to any
                          Class of Subordinated Certificates and as to any Payment Date, is the excess of (1) Allocated Realized
                          Loss Amounts with respect to such Class over (2) the sum of all distributions in reduction of the Allocated
                          Realized Loss Amounts on all previous Payment Dates.

LIQUIDATED LOAN:          A liquidated Loan is a defaulted Loan as to which all
                          amounts that the servicer expects to recover on account of such loan have been received.

NET LIQUIDATION
PROCEEDS:                 With respect to any Payment Date, any cash amounts
                          received in respect of Liquidated Loans, whether through trustee's sale, foreclosure sale, disposition of REO, whole loan sale or otherwise (other than insurance proceeds), and any other cash amounts received in connection with the management of the mortgaged properties related to defaulted Loans, in each case, net of any reimbursements to the Servicer and the Trustee from such amounts for any unreimbursed
                          Servicing Fees, Trustee Fees, and unreimbursed
                          Servicing Advances (including such Servicing Advances deemed to be nonrecoverable Servicing Advances) made and any other fees and expenses paid or owed to the Servicer, the Trustee or any other party in connection with the foreclosure, conservation and liquidation of the related Liquidated Loans or mortgaged properties.

OPTIONAL REPURCHASE:      Beginning on the Payment Date when the Pool Scheduled
                          Principal Balance of the Loans is less than 10% of the Cut-off Date Principal Balance of the Loans, the holder of the Class R Certificates will have the right to repurchase all of the outstanding Loans at a price sufficient to pay the aggregate unpaid principal balance of the Certificates and all accrued and unpaid interest thereon. If the holder of the Class R
                          Certificates does not exercise the purchase option on the Loans on or before the following Payment Date, then the pass-through rate on the Class A-5
                          Certificates will increase by 0.50%.


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                               COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LEHMAN BROTHERS LOGO]         CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-D
--------------------------------------------------------------------------------


                          INITIAL LOAN CHARACTERISTICS

The information presented below relates to the Initial Loans, which will represent approximately 71.08% of the Loan Pool. Although the characteristics of the Additional or Subsequent Loans will differ from the characteristics of the Initial Loans shown below, Conseco Finance Corp. does not expect that the characteristics of the Additional or Subsequent Loans sold to the Trust will vary materially from the information concerning the Initial Loans herein.

----------------------------------------------------------------------------------------------------
                                                                Total        Minimum        Maximum
                                                                -----        -------        -------
Cut-off Date Aggregate Principal Balance              $390,912,989.07
Number of Loans                                                 5,605
Average Original Loan Balance                              $70,058.45      $2,485.93    $677,500.00
Average Current Loan Balance                               $69,743.62      $1,218.08    $677,500.00
Weighted Average Combined LTV                                 88.520%         7.745%       100.000%
Weighted Average Gross Coupon                                 11.905%         5.000%        19.890%
Weighted Average Remaining Term to Maturity (months)              313             16            360
Weighted Average Original Term (months)                           314             36            360
Weighted Average FICO Credit Score                                614
Weighted Average Debt to Income Ratio                         42.689%
----------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                             % by Outstanding
                                             Range          Principal Balance
                                             -----          -----------------

   Fully Amortizing Loans                                          99.95%
   Balloon Loans                                                    0.05%

   Lien Position                      First                        78.59%
                                      Second                       19.38%
                                      Third                         2.04%

   Property Type                      Manufactured Homes            3.27%
                                      Single Family                93.43%
                                      Other                         3.30%

   Occupancy Status                   Primary                      98.42%
                                      Investment                    1.58%

   Geographic Distribution            California                   11.32%
                                      Florida                       9.88%
                                      Texas                         7.31%
                                      Michigan                      6.44%

   Largest Zip Code Concentration     76016                         0.23%

   Credit Grade                       A-1                          49.77%
                                      A-2                          20.10%
                                      B                            17.03%
                                      C                             5.47%
                                      Unknown                       7.63%

   Delinquency                         0 - 29 Days                 99.66%
                                      30 - 59 Days                  0.34%
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                               COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LEHMAN BROTHERS LOGO]         CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-D
--------------------------------------------------------------------------------


===================================================================================================================
GEOGRAPHIC DISTRIBUTION

                                                       Aggregate Principal               % by Outstanding
           State               Number of Loans         Balance Outstanding               Principal Balance
-------------------------------------------------------------------------------------------------------------------
Alabama                               78                  $  3,975,825.43                        1.02%
Arizona                              136                    10,152,680.85                        2.60
Arkansas                              96                     3,076,807.98                        0.79
California                           455                    44,257,366.44                       11.32
Colorado                             116                    12,036,465.19                        3.08
Connecticut                          137                    10,154,557.39                        2.60
Delaware                              19                       638,350.31                        0.16
District of Columbia                   8                       444,952.90                        0.11
Florida                              474                    38,609,989.25                        9.88
Georgia                              135                    10,615,253.88                        2.72
Idaho                                 13                       527,735.64                        0.14
Illinois                             132                     8,669,923.69                        2.22
Indiana                               99                     6,827,309.64                        1.75
Iowa                                  38                     2,325,096.24                        0.59
Kansas                                80                     4,809,624.50                        1.23
Kentucky                              63                     4,506,826.77                        1.15
Louisiana                             74                     5,150,110.31                        1.32
Maine                                 25                     1,052,419.46                        0.27
Maryland                              54                     3,439,117.53                        0.88
Massachusetts                         64                     5,645,291.33                        1.44
Michigan                             303                    25,158,157.94                        6.44
Minnesota                            198                    16,875,998.75                        4.32
Mississippi                           55                     3,559,069.74                        0.91
Missouri                             206                    12,825,285.03                        3.28
Montana                                3                       270,306.52                        0.07
Nebraska                              83                     4,767,182.67                        1.22
Nevada                                41                     2,942,034.60                        0.75
New Hampshire                         22                     1,849,374.41                        0.47
New Jersey                           214                    11,206,883.75                        2.87
New Mexico                            19                     1,423,486.01                        0.36
New York                             278                    15,255,886.69                        3.90
North Carolina                       137                     8,861,044.56                        2.27
North Dakota                           6                       312,452.94                        0.08
Ohio                                 263                    17,202,950.62                        4.40
Oklahoma                              66                     2,879,365.18                        0.74
Oregon                                19                     1,286,023.62                        0.33
Pennsylvania                         300                    16,019,720.69                        4.10
Rhode Island                          16                       829,966.99                        0.21
South Carolina                        88                     6,497,072.70                        1.66
South Dakota                           9                       345,654.56                        0.09
Tennessee                             83                     6,131,015.14                        1.57
Texas                                521                    28,577,636.24                        7.31
Utah                                  12                       315,415.20                        0.08
Vermont                               12                     1,424,489.43                        0.36
Virginia                             133                     9,334,465.22                        2.39
Washington                            77                     6,957,888.35                        1.78
West Virginia                         19                     1,492,047.03                        0.38
Wisconsin                            117                     9,166,001.56                        2.34
Wyoming                                9                       230,408.20                        0.06
                                   -----                  ---------------                      ------
Total                              5,605                  $390,912,989.07                      100.00%



--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                               COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LEHMAN BROTHERS LOGO]         CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-D
--------------------------------------------------------------------------------


===================================================================================================================
YEAR OF ORIGINATION

                                                       Aggregate Principal               % by Outstanding
    Year of Origination        Number of Loans         Balance Outstanding               Principal Balance
-------------------------------------------------------------------------------------------------------------------
            1991                       2                  $     16,333.80                        *
            1992                       9                        82,039.21                        0.02%
            1993                     145                       884,237.09                        0.23
            1994                       2                        51,943.63                        0.01
            1995                       2                        31,126.20                        0.01
            1997                       2                        47,292.49                        0.01
            1998                       3                        58,947.83                        0.02
            1999                      80                     1,987,653.57                        0.51
            2000                     107                     2,618,608.31                        0.67
            2001                   5,253                   385,134,806.94                       98.52
                                   -----                  ---------------                      ------
           Total                   5,605                  $390,912,989.07                      100.00%

(*) Indicates an amount greater than zero but less than 0.005% of the aggregate principal balance of the initial loans as of the cut-off date.


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                               COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LEHMAN BROTHERS LOGO]         CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-D
--------------------------------------------------------------------------------


=======================================================================================================================
ORIGINAL LOAN AMOUNT DISTRIBUTION

          Range of                                        Aggregate Principal                % by Outstanding
    Original Loan Amount         Number of Loans          Balance Outstanding               Principal Balance
-----------------------------------------------------------------------------------------------------------------------
Less than $10,000.00                    229                  $  1,545,387.53                        0.40%
10,000.00 - 19,999.99                   763                    10,532,149.30                        2.69
20,000.00 - 29,999.99                   771                    18,816,318.86                        4.81
30,000.00 - 39,999.99                   573                    19,603,929.18                        5.01
40,000.00 - 49,999.99                   467                    20,749,943.09                        5.31
50,000.00 - 59,999.99                   418                    22,748,188.79                        5.82
60,000.00 - 69,999.99                   336                    21,745,520.79                        5.56
70,000.00 - 79,999.99                   312                    23,245,972.43                        5.95
80,000.00 - 89,999.99                   259                    21,910,937.06                        5.61
90,000.00 - 99,999.99                   201                    18,956,494.66                        4.85
100,000.00 - 109,999.99                 177                    18,525,962.34                        4.74
110,000.00 - 119,999.99                 175                    20,087,165.15                        5.14
120,000.00 - 129,999.99                 122                    15,188,748.58                        3.89
130,000.00 - 139,999.99                 129                    17,337,090.40                        4.44
140,000.00 - 149,999.99                  98                    14,122,223.28                        3.61
150,000.00 - 159,999.99                  72                    11,084,773.08                        2.84
160,000.00 - 169,999.99                  68                    11,167,444.73                        2.86
170,000.00 - 179,999.99                  62                    10,799,458.62                        2.76
180,000.00 - 189,999.99                  47                     8,624,945.93                        2.21
190,000.00 - 199,999.99                  37                     7,177,931.50                        1.84
200,000.00 - 209,999.99                  43                     8,815,599.24                        2.26
210,000.00 - 219,999.99                  31                     6,610,294.25                        1.69
220,000.00 - 229,999.99                  32                     7,206,327.22                        1.84
230,000.00 - 239,999.99                  20                     4,691,278.49                        1.20
240,000.00 - 249,999.99                  20                     4,880,331.05                        1.25
250,000.00 - 259,999.99                  28                     7,087,663.27                        1.81
260,000.00 - 269,999.99                  17                     4,473,692.47                        1.14
270,000.00 - 279,999.99                   9                     2,454,113.63                        0.63
280,000.00 - 289,999.99                  14                     3,988,086.28                        1.02
290,000.00 - 299,999.99                   5                     1,456,061.60                        0.37
300,000.00 - 309,999.99                   9                     2,736,662.07                        0.70
310,000.00 - 319,999.99                  10                     3,150,892.57                        0.81
320,000.00 - 329,999.99                   9                     2,927,899.76                        0.75
330,000.00 - 339,999.99                   6                     1,987,682.25                        0.51
340,000.00 - 349,999.99                   3                     1,030,051.67                        0.26
>= $350,000.00                           33                    13,445,767.95                        3.44
                                      -----                  ---------------                      ------
Total                                 5,605                  $390,912,989.07                      100.00%



--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                               COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LEHMAN BROTHERS LOGO]         CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-D
--------------------------------------------------------------------------------


=======================================================================================================================
INTEREST RATE DISTRIBUTION

          Range of                                        Aggregate Principal                % by Outstanding
  Loan Interest Rates (%)        Number of Loans          Balance Outstanding               Principal Balance
-----------------------------------------------------------------------------------------------------------------------
5.000 - 5.999                             2                  $     34,183.24                        0.01%
6.000 - 6.999                             6                       131,546.09                        0.03
7.000 - 7.999                            12                       682,493.29                        0.17
8.000 - 8.999                            56                     5,620,512.05                        1.44
9.000 - 9.999                           301                    32,953,009.45                        8.43
10.000 - 10.999                         746                    76,173,217.86                       19.49
11.000 - 11.999                       1,096                   101,555,280.80                       25.98
12.000 - 12.999                       1,175                    84,872,046.11                       21.71
13.000 - 13.999                       1,191                    56,000,958.76                       14.33
14.000 - 14.999                         812                    27,342,763.50                        6.99
15.000 - 15.999                         169                     4,556,789.23                        1.17
16.000 - 16.999                          31                       839,024.57                        0.21
17.000 - 17.999                           4                        64,012.82                        0.02
18.000 - 18.999                           3                        57,659.90                        0.01
19.000 - 19.999                           1                        29,491.40                        0.01
                                      -----                  ---------------                      ------
Total                                 5,605                  $390,912,989.07                      100.00%

=======================================================================================================================
REMAINING MONTHS TO MATURITY

     Range of Remaining                                   Aggregate Principal                % by Outstanding
     Months to Maturity          Number of Loans          Balance Outstanding               Principal Balance
-----------------------------------------------------------------------------------------------------------------------
1 - 30                                   56                  $    149,383.63                        0.04%
31 - 60                                  51                       712,291.81                        0.18
61 - 90                                 135                     1,864,641.19                        0.48
91 - 120                                356                    10,260,283.83                        2.62
121 - 150                                35                     1,137,578.82                        0.29
151 - 180                               668                    26,800,166.79                        6.86
181 - 210                               155                     3,176,688.92                        0.81
211 - 240                             1,203                    56,557,366.60                       14.47
241 - 270                                 2                       108,085.57                        0.03
271 - 300                               731                    37,288,549.32                        9.54
301 - 330                                 2                       159,000.00                        0.04
331 - 360                             2,211                   252,698,952.59                       64.64
                                      -----                  ---------------                      ------
Total                                 5,605                  $390,912,989.07                      100.00%


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                               COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LEHMAN BROTHERS LOGO]         CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-D
--------------------------------------------------------------------------------


=======================================================================================================================
LIEN POSITION

                                                          Aggregate Principal                % by Outstanding
            Lien                 Number of Loans          Balance Outstanding               Principal Balance
-----------------------------------------------------------------------------------------------------------------------
First                                 3,017                  $307,210,260.03                       78.59%
Second                                2,299                    75,746,332.78                       19.38
Third                                   289                     7,956,396.26                        2.04
                                      -----                  ---------------                      ------
Total                                 5,605                  $390,912,989.07                      100.00%

=======================================================================================================================
COMBINED LOAN-TO-VALUE RATIO

     Range of Combined                                    Aggregate Principal                % by Outstanding
    Loan-to-Value Ratios         Number of Loans          Balance Outstanding               Principal Balance
-----------------------------------------------------------------------------------------------------------------------
 5.001 - 10.000                           3                  $     44,460.47                        0.01%
10.001 - 15.000                          12                       287,515.59                        0.07
15.001 - 20.000                          16                       324,271.80                        0.08
20.001 - 25.000                          18                       330,592.77                        0.08
25.001 - 30.000                          23                       592,871.60                        0.15
30.001 - 35.000                          20                       547,973.01                        0.14
35.001 - 40.000                          36                     1,127,659.20                        0.29
40.001 - 45.000                          34                     1,289,552.59                        0.33
45.001 - 50.000                          62                     3,762,203.08                        0.96
50.001 - 55.000                          74                     4,181,607.62                        1.07
55.001 - 60.000                          64                     2,400,987.45                        0.61
60.001 - 65.000                         104                     5,665,016.56                        1.45
65.001 - 70.000                         167                    11,127,764.22                        2.85
70.001 - 75.000                         270                    18,434,198.97                        4.72
75.001 - 80.000                         489                    37,196,908.68                        9.52
80.001 - 85.000                         482                    41,907,760.16                       10.72
85.001 - 90.000                         595                    51,636,724.94                       13.21
90.001 - 95.000                         886                    71,034,214.77                       18.17
95.001 - 100.000                      2,250                   139,020,705.59                       35.56
                                      -----                  ---------------                      ------
Total                                 5,605                  $390,912,989.07                      100.00%


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                               COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LEHMAN BROTHERS LOGO]         CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-D
--------------------------------------------------------------------------------

                                                            PREPAYMENT SENSITIVITIES
                   -----------------------------------------------------------------------------------------------------------
                        75% PPC               100% PPC             125% PPC             150% PPC              175% PPC
                      WAL/Maturity          WAL/Maturity         WAL/Maturity         WAL/Maturity          WAL/Maturity
                   --------------------- --------------------- -------------------- --------------------- --------------------
To Call
A-1a                1.38      06/2004     1.12      11/2003     0.95     07/2003     0.83      04/2003     0.75     02/2003
A-1b                1.38      06/2004     1.12      11/2003     0.95     07/2003     0.83      04/2003     0.75     02/2003
A-2                 3.14      06/2005     2.43      08/2004     2.00     02/2004     1.70      10/2003     1.49     07/2003
A-3                 4.87      07/2008     3.73      12/2006     3.00     12/2005     2.41      10/2004     2.08     05/2004
A-4                 8.15      09/2011     6.23      05/2009     5.00     11/2007     4.08      11/2006     2.94     01/2006
A-5                 12.21     10/2014     9.38      10/2011     7.51     10/2009     6.24      06/2008     5.29     06/2007
M-1                 8.71      10/2014     6.68      10/2011     5.38     10/2009     4.66      06/2008     4.32     06/2007
M-2                 8.70      10/2014     6.67      10/2011     5.37     10/2009     4.60      06/2008     4.14     06/2007
B-1                 8.70      10/2014     6.67      10/2011     5.37     10/2009     4.57      06/2008     4.06     06/2007
B-2                 8.46      10/2014     6.48      10/2011     5.22     10/2009     4.42      06/2008     3.90     06/2007

To Maturity
A-1a                1.38      06/2004     1.12      11/2003     0.95     07/2003     0.83      04/2003     0.75     02/2003
A-1b                1.38      06/2004     1.12      11/2003     0.95     07/2003     0.83      04/2003     0.75     02/2003
A-2                 3.14      06/2005     2.43      08/2004     2.00     02/2004     1.70      10/2003     1.49     07/2003
A-3                 4.87      07/2008     3.73      12/2006     3.00     12/2005     2.41      10/2004     2.08     05/2004
A-4                 8.15      09/2011     6.23      05/2009     5.00     11/2007     4.08      11/2006     2.94     01/2006
A-5                 14.52     02/2027     11.32     09/2022     9.13     01/2019     7.56      03/2016     6.40     01/2014
M-1                 9.48      11/2023     7.32      07/2019     5.92     03/2016     5.10      10/2013     4.69     12/2011
M-2                 9.40      12/2021     7.25      11/2017     5.85     11/2014     4.98      08/2012     4.46     12/2010
B-1                 9.18      10/2019     7.07      12/2015     5.69     03/2013     4.83      03/2011     4.27     10/2009
B-2                 8.50      01/2016     6.52      11/2012     5.25     08/2010     4.44      02/2009     3.92     01/2008



--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                               COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LEHMAN BROTHERS LOGO]         CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-D
--------------------------------------------------------------------------------


The following are the assumed characteristics of the Initial and Additional Loans as of the Cut-off Date.

                                                  INITIAL LOANS
------------------------------------------------------------------------------------------------------------------

              Aggregate Principal       Wtd. Avg.           Wtd. Avg.            Wtd. Avg.          Wtd. Avg.
  Pool ID     Balance Outstanding     Original Term     Amortization Term     Remaining Term      Contract Rate
------------------------------------------------------------------------------------------------------------------
     1              $190,921.76             180               360                    173             11.352%
     2            12,206,719.73             112               112                    108             12.167%
     3            28,399,580.41             178               178                    174             12.070%
     4            59,816,884.20             237               237                    236             12.594%
     5            37,420,966.55             299               299                    297             12.751%
     6           252,877,916.42             360               360                    359             11.586%
------------------------------------------------------------------------------------------------------------------
  Total:        $390,912,989.07             314               314                    313             11.905%
------------------------------------------------------------------------------------------------------------------


                                                ADDITIONAL LOANS
-----------------------------------------------------------------------------------------------------------------

              Aggregate Principal      Wtd. Avg.           Wtd. Avg.           Wtd. Avg.          Wtd. Avg.
  Pool ID     Balance Outstanding    Original Term     Amortization Term     Remaining Term     Contract Rate
-----------------------------------------------------------------------------------------------------------------
     1           $3,766,347.82             110                110                  110              12.112%
     2           10,153,514.14             179                179                  179              11.994%
     3           22,025,001.95             239                239                  239              12.562%
     4           10,616,515.38             299                299                  299              12.875%
     5          112,525,631.64             360                360                  360              11.837%
-----------------------------------------------------------------------------------------------------------------
  Total:       $159,087,010.93             322                322                  322              12.023%
-----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.